This is filed pursuant to Rule 497(c).
File Nos. 2-70427 and 811-03131.

GROWTH FUNDS RETIREMENT SHARES -- (CLASSES A, R, K AND I)



PROSPECTUS  |  NOVEMBER 1, 2010


The AllianceBernstein Growth Funds


Domestic Growth Funds                                           Global Growth Funds
(Shares Offered--Exchange Ticker Symbol)                        (Shares Offered--Exchange Ticker Symbol)
    AllianceBernstein Growth Fund                                   AllianceBernstein Global Thematic Growth Fund
    (Class A-AGRFX; Class R-AGFRX; Class K-AGFKX;                   (Class A-ALTFX; Class R-ATERX; Class K-ATEKX;
     Class I-AGFIX)                                                  Class I-AGTIX)
    AllianceBernstein Large Cap Growth Fund                         AllianceBernstein Global Growth Fund
    (Class A-APGAX; Class R-ABPRX; Class K-ALCKX;                   (Class A-ABZAX; Class R-ABZRX; Class K-ABZKX;
     Class I-ALLIX)                                                  Class I-ABZIX)
    AllianceBernstein Small/Mid Cap Growth Fund                     AllianceBernstein International Growth Fund
    (Class A-CHCLX; Class R-CHCRX; Class K-CHCKX;                   (Class A-AWPAX; Class R-AWPRX; Class K-AWPKX;
     Class I-CHCIX)                                                  Class I-AWPIX)
    AllianceBernstein Small Cap Growth Portfolio
    (Class A-QUASX; Class R-QUARX; Class K-QUAKX;
     Class I-QUAIX)




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                               Page
SUMMARY INFORMATION...........................................   4
DOMESTIC GROWTH FUNDS.........................................   4
  ALLIANCEBERNSTEIN GROWTH FUND...............................   4
  ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND.....................   7
  ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND.................  10
  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO................  13
GLOBAL GROWTH FUNDS...........................................  16
  ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND...............  16
  ALLIANCEBERNSTEIN GLOBAL GROWTH FUND........................  20
  ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND.................  24
ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  28
INVESTING IN THE FUNDS........................................  35
  How to Buy Shares...........................................  35
  The Different Share Class Expenses..........................  35
  Distribution Arrangements for Group Retirement Plans........  36
  Payments to Financial Intermediaries........................  36
  How to Exchange Shares......................................  37
  How to Sell or Redeem Shares................................  37
  Frequent Purchases and Redemptions of Fund Shares...........  37
  How the Funds Value Their Shares............................  39
MANAGEMENT OF THE FUNDS.......................................  40
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  45
GENERAL INFORMATION...........................................  46
GLOSSARY OF INVESTMENT TERMS..................................  47
FINANCIAL HIGHLIGHTS..........................................  49
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

DOMESTIC GROWTH FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               None    None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .38%    .29%    .19%   .02%
  Other Expenses                            .11%    .08%    .12%   .06%
                                           -----   -----   -----   ----
Total Other Expenses                        .49%    .37%    .31%   .08%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.54%   1.62%   1.31%   .83%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------


(a)In some cases, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  157* $  165  $  133  $   85
After 3 Years   $  486  $  511  $  415  $  265
After 5 Years   $  839  $  881  $  718  $  460
After 10 Years  $1,834  $1,922  $1,579  $1,025
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 229% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a domestic portfolio of equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Adviser's U.S. Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes. Normally, the Fund invests in approximately 80-120 companies.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 3.74%.

                                    [CHART]

                             Calendar Year End (%)

 2000    2001    2002   2003    2004    2005    2006    2007     2008    2009
 ----    ----    ----   ----    ----    ----    ----    ----     ----    ----
-18.47  -24.49  -28.63  34.88   15.03   11.64   -2.04   12.76   -43.38   35.05


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 17.40%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN -23.60%, 1ST QUARTER, 2001.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                      1 YEAR 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------------
Class A                                               34.05%  -1.17%   -4.32%
-------------------------------------------------------------------------------
Class R                                               35.08%  -1.21%   -4.44%
-------------------------------------------------------------------------------
Class K                                               35.45%  -0.93%   -4.18%
-------------------------------------------------------------------------------
Class I                                               35.88%  -0.61%   -3.91%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  37.21%   1.63%   -3.99%
-------------------------------------------------------------------------------


*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
William D. Baird     Since 2006      Senior Vice President of the Adviser

Frank V. Caruso      Since 2008      Senior Vice President of the Adviser

Amy Raskin           Since 2010      Senior Vice President of the Adviser

Vadim Zlotnikov      Since 2008      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                     CLASS A  CLASS R CLASS K CLASS I
---------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .75%      .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees                                              .30%      .50%    .25%   None
Other Expenses:
  Transfer Agent                                                                      .34%      .25%    .19%   .10%
  Other Expenses                                                                      .08%      .09%    .08%   .08%
                                                                                    ------     -----   -----   ----
Total Other Expenses                                                                  .42%      .34%    .27%   .18%
                                                                                    ------     -----   -----   ----
Total Annual Fund Operating Expenses                                                 1.47%     1.59%   1.27%   .93%
                                                                                    ======     =====   =====   ====
Fee Waiver and/or Expense Reimbursement                                             (.22)%(b)   .00%    .00%   .00%
                                                                                    ------     -----   -----   ----
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.25%     1.59%   1.27%   .93%
                                                                                    ======     =====   =====   ====
---------------------------------------------------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.


(b)The fee waiver and/or expense reimbursement agreement will remain in effect until November 1, 2011 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Fund prior to the end of the Fund's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  127* $  162  $  129  $   95
After 3 Years   $  442  $  502  $  403  $  296
After 5 Years   $  780  $  866  $  697  $  515
After 10 Years  $1,735  $1,889  $1,534  $1,143
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.


For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $1 billion to $291 billion as of June 30, 2010, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Fund invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value or NAV.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was -3.66%.

                                    [CHART]

                             Calendar Year End (%)

 2000     2001     2002    2003    2004    2005    2006    2007    2008   2009
 ----     ----     ----    ----    ----    ----    ----    ----    ----   ----
 -19.87  -23.92   -32.38   22.71    8.19   14.15   -0.91   13.77  -31.66  41.15


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 16.51%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -19.84%, 3RD QUARTER, 2001.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                      1 YEAR 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------------
Class A                                               40.15%  4.42%    -3.79%
-------------------------------------------------------------------------------
Class R                                               41.08%  4.37%    -3.92%
-------------------------------------------------------------------------------
Class K                                               41.55%  4.71%    -3.64%
-------------------------------------------------------------------------------
Class I                                               42.01%  5.11%    -3.33%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  37.21%  1.63%    -3.99%
-------------------------------------------------------------------------------


*Inception dates for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Joseph R. Elegante     Since 2010      Senior Vice President of the Adviser

Jason P. Ley           Since 2010      Senior Vice President of the Adviser

David F. Randell       Since 2010      Senior Vice President of the Adviser

P. Scott Wallace       Since 2006      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .23%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .21%    .25%    .19%   .02%
  Other Expenses                            .14%    .14%    .15%   .15%
                                           -----   -----   -----   ----
Total Other Expenses                        .35%    .39%    .34%   .17%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.33%   1.64%   1.34%   .92%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  135* $  167  $  136  $   94
After 3 Years   $  421  $  517  $  425  $  293
After 5 Years   $  729  $  892  $  734  $  509
After 10 Years  $1,601  $1,944  $1,613  $1,131
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 92% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the

Russell 2500(R) Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500(R) Growth Index. The market capitalizations of companies in the Russell 2500(R) Growth Index ranged from approximately $36 million to approximately $5.1 billion as of June 30, 2010. Because the Fund's definition of small- and mid-cap companies is dynamic, the limits on capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.


When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in approximately 60-120 companies broadly diversified by sector.


The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.


IN NOVEMBER 2008, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT POLICIES (PREVIOUSLY IT HAD INVESTED PRIMARILY IN "MID-CAP" COMPANIES) AND ALSO CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 2008 MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 18.85%.

                                    [CHART]

                             Calendar Year End (%)

  2000     2001    2002    2003    2004    2005    2006    2007    2008   2009
  ----     ----    ----    ----    ----    ----    ----    ----    ----   ----
 -15.88   -18.09  -32.72   65.96   19.23   6.71    1.36   11.88   -48.52  46.96




During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 24.27%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -30.35%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                      1 YEAR 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------------
Class A                                               45.96%  -1.75%   -1.73%
-------------------------------------------------------------------------------
Class R                                               46.42%  -1.99%   -1.95%
-------------------------------------------------------------------------------
Class K                                               46.96%  -1.74%   -1.70%
-------------------------------------------------------------------------------
Class I                                               47.51%  -1.38%   -1.40%
-------------------------------------------------------------------------------
Russell 2500(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  41.66%   2.00%   -0.18%
-------------------------------------------------------------------------------


*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2008      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2008      Senior Vice President of the Adviser

Samantha S. Lau        Since 2008      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2008      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees    .27%    .50%    .25%    None
Other Expenses:
  Transfer Agent                            .40%    .25%    .19%    .11%
  Other Expenses                            .18%    .19%    .18%    .18%
                                           -----   -----   -----   -----
Total Other Expenses                        .58%    .44%    .37%    .29%
                                           -----   -----   -----   -----
Total Annual Fund Operating Expenses       1.60%   1.69%   1.37%   1.04%
                                           =====   =====   =====   =====
-------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  163* $  172  $  139  $  106
After 3 Years   $  505  $  533  $  434  $  331
After 5 Years   $  871  $  918  $  750  $  574
After 10 Years  $1,900  $1,998  $1,646  $1,271
-----------------------------------------------

* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than

$10 million). As of June 30, 2010, there were approximately 4,300 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $7 billion. Because the Fund's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies.


The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights or warrants.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 16.35%.

                                    [CHART]

                             Calendar Year End (%)

 2000    2001     2002    2003    2004    2005    2006    2007    2008    2009
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
-7.61   -13.64   -31.84   48.09   13.95   4.71    10.58   13.97  -45.14   42.02



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 25.05%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN -28.82%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                      1 YEAR 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------------
Class A                                               41.02%  0.56%    -0.58%
-------------------------------------------------------------------------------
Class R                                               41.95%  0.52%    -0.70%
-------------------------------------------------------------------------------
Class K                                               42.44%  0.79%    -0.44%
-------------------------------------------------------------------------------
Class I                                               42.87%  1.15%    -0.14%
-------------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  34.47%  0.87%    -1.37%
-------------------------------------------------------------------------------


*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2004      Senior Vice President of the Adviser

Samantha S. Lau        Since 2004      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .74%    .74%    .74%   .74%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .40%    .26%    .19%   .12%
  Other Expenses                            .11%    .12%    .12%   .12%
                                           -----   -----   -----   ----
Total Other Expenses                        .51%    .38%    .31%   .24%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.55%   1.62%   1.30%   .98%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  158* $  165  $  132  $  100
After 3 Years   $  490  $  511  $  412  $  312
After 5 Years   $  845  $  881  $  713  $  542
After 10 Years  $1,845  $1,922  $1,568  $1,201
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 193% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 60-80 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.


IN NOVEMBER 2008, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT OBJECTIVE AND POLICIES (PREVIOUSLY IT HAD INVESTED PRIMARILY IN TECHNOLOGY COMPANIES) AND ALSO CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 2008 MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 4.50%.

                                    [CHART]

                             Calendar Year End (%)

 2000     2001    2002    2003    2004    2005    2006    2007    2008    2009
 ----     ----    ----    ----    ----    ----    ----    ----    ----    ----
-24.62   -25.88  -42.95   41.67   4.93    4.97    8.12    20.29  -45.43   55.54



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 34.39%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN -35.31%, 3RD QUARTER, 2001.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                                                 1 YEAR 5 YEARS* 10 YEARS*
--------------------------------------------------------------------------------------------------------------------------
Class A                                                                                          54.54%  2.99%    -5.82%
--------------------------------------------------------------------------------------------------------------------------
Class R                                                                                          55.58%  2.97%    -5.90%
--------------------------------------------------------------------------------------------------------------------------
Class K                                                                                          56.09%  3.33%    -5.67%
--------------------------------------------------------------------------------------------------------------------------
Class I                                                                                          56.62%  3.64%    -5.39%
--------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      34.63%  3.10%     0.42%
--------------------------------------------------------------------------------------------------------------------------


*Inception date for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K, and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Joseph G. Carson      Since 2008      Senior Vice President of the Adviser

Amy P. Raskin         Since 2008      Senior Vice President of the Adviser

Catherine D. Wood     Since 2008      Senior Vice President of the Adviser

Vadim Zlotnikov       Since 2008      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                    CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .75%    .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees                                              .30%    .50%    .25%    None
Other Expenses:
  Transfer Agent                                                                      .17%    .20%    .12%    .02%
  Other Expenses                                                                      .99%    .98%   1.00%   1.00%
                                                                                    ------  ------  ------  ------
Total Other Expenses                                                                 1.16%   1.18%   1.12%   1.02%
                                                                                    ------  ------  ------  ------
Total Annual Fund Operating Expenses                                                 2.21%   2.43%   2.12%   1.77%
                                                                                    ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(b)                                          (.71)%  (.73)%  (.67)%  (.57)%
                                                                                    ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.50%   1.70%   1.45%   1.20%
                                                                                    ======  ======  ======  ======
-------------------------------------------------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.


(b)The fee waiver and/or expense reimbursement will remain in effect until November 2, 2011. This fee waiver and/or expense reimbursement may not be terminated before November 2, 2011 and may be terminated thereafter by either party upon 60 days' prior written notice.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  153* $  173  $  148  $  122
After 3 Years   $  623  $  688  $  599  $  502
After 5 Years   $1,120  $1,230  $1,078  $  906
After 10 Years  $2,489  $2,711  $2,399  $2,037
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a global portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Adviser's Global Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund invests in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.


BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 0.47%.

                                    [CHART]

                             Calendar Year End (%)

 2000   2001   2002    2003    2004    2005    2006   2007    2008   2009
 ----   ----   ----    ----    ----    ----    ----   ----    ----   ----
 n/a     n/a    n/a    34.28   12.25   15.82   14.75  12.61  -53.78  32.39


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 18.53%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.81%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                                                                   SINCE
                                                                                                 1 YEAR 5 YEARS* INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Class A                                                                                          31.39%  -1.74%    4.69%
---------------------------------------------------------------------------------------------------------------------------
Class R                                                                                          32.34%  -1.87%    4.53%
---------------------------------------------------------------------------------------------------------------------------
Class K                                                                                          32.55%  -1.66%    4.77%
---------------------------------------------------------------------------------------------------------------------------
Class I                                                                                          32.97%  -1.39%    5.05%
---------------------------------------------------------------------------------------------------------------------------
MSCI World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      29.99%   2.01%    7.62%
---------------------------------------------------------------------------------------------------------------------------


*Inception dates for Class A shares: 7/22/02, for Class R shares: 9/1/04 and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE                  LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------------
William A. Johnston          Since 2009      Vice President of the Adviser

Steven A. Nussbaum, M.D.     Since 2008      Senior Vice President of the Adviser

David G. Robinson            Since 2008      Senior Vice President of the Adviser

Jane E. Schneirov            Since 2002      Senior Vice President of the Adviser

Paul J. Vogel                Since 2007      Senior Vice President of the Adviser

Janet A. Walsh               Since 2002      Senior Vice President of the Adviser


ADDITIONAL INFORMATION


For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               None    None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .19%    .26%    .20%   .06%
  Other Expenses                            .07%    .07%    .07%   .07%
                                           -----   -----   -----   ----
Total Other Expenses                        .26%    .33%    .27%   .13%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.31%   1.58%   1.27%   .88%
                                           =====   =====   =====   ====

-------------------------------------------------------------------------

(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  133* $  161  $  129  $   90
After 3 Years   $  415  $  499  $  403  $  281
After 5 Years   $  718  $  860  $  697  $  488
After 10 Years  $1,579  $1,878  $1,534  $1,084
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 121% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Adviser's International Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 90-130 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 4.19%.

                                    [CHART]

                             Calendar Year End (%)

   2000    2001   2002    2003    2004    2005    2006   2007    2008    2009
   ----    ----   ----    ----    ----    ----    ----   ----    ----    ----
  -25.33  -18.13  -6.22   44.72   23.85   19.83   25.04  17.14  -49.39   40.09


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 24.65%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.28%, 3RD QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                                                 1 YEAR 5 YEARS* 10 YEARS*
--------------------------------------------------------------------------------------------------------------------------
Class A                                                                                          39.09%  4.47%     2.49%
--------------------------------------------------------------------------------------------------------------------------
Class R                                                                                          39.82%  4.22%     2.11%
--------------------------------------------------------------------------------------------------------------------------
Class K                                                                                          40.24%  4.49%     2.37%
--------------------------------------------------------------------------------------------------------------------------
Class I                                                                                          40.80%  4.88%     2.69%
--------------------------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      33.67%  4.07%     1.62%
--------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      41.45%  5.83%     2.71%
--------------------------------------------------------------------------------------------------------------------------


*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE              LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------------
Gregory D. Eckersley     Since 2006      Senior Vice President of the Adviser

Christopher M. Toub      Since 2005      Senior Vice President of the Adviser


ADDITIONAL INFORMATION:

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund.

You may sell (redeem) your shares any day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.

     .   TAX INFORMATION

Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO FINANCIAL INTERMEDIARIES


Financial intermediaries market and sell shares of the Funds. A Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.


DERIVATIVES
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.


A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).


The Funds' investments in derivatives may include, but are not limited to, the following:


.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:



 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).



.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".


.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.


 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

 - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.


   There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.


DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
Each Fund may invest in depositary receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission ("Commission") guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.


LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS
Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.


PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REAL ESTATE INVESTMENT TRUSTS

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS

A Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.


REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to a Fund's limitations on borrowings and create leverage risk for a Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the purchase price.


RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

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



There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

A Fund's Board of Directors or Trustees (the "Board") may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND or ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.


TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.


Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and certain related group retirement plans described in the SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2 million in a Fund.


Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.

REQUIRED INFORMATION

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


GENERAL
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


                               DISTRIBUTION AND/OR SERVICE
                                 (RULE 12B-1) FEE (AS A
                                 PERCENTAGE OF AGGREGATE
                                AVERAGE DAILY NET ASSETS)
                      ------------------------------------
                      Class A             0.30%*
                      Class R             0.50%
                      Class K             0.25%
                      Class I             None


*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of ALLIANCEBERNSTEIN GROWTH FUND and ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND is .50% of the aggregate average daily net assets. The Boards of ALLIANCEBERNSTEIN GROWTH FUND and ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND currently limit the payments to .30%.


Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Because higher fees mean a higher expense ratio, Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

CLASS A SHARES
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans may be subject to a 1% CDSC if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

CLASS R, CLASS K AND CLASS I SHARES
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers distribution arrangements for group retirement plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Funds' SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Funds may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

For Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Summary Information at the beginning of the Prospectus.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER YOUR FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER THE FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advisor Group, Inc.

  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services


  Commonwealth Financial Network
  Donegal Securities

  Financial Network Investment Company
  ING Financial Partners

  LPL Financial Corporation
  Merrill Lynch

  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation

  Northwestern Mutual Investment Services
  Raymond James

  RBC Wealth Management

  Robert W. Baird


  UBS Financial Services

  Wells Fargo Advisors

  Wells Fargo Investments

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2010 totaling approximately $458 billion (of which more than $74 billion represented assets of investment companies). As of June 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 35 of the nation's FORTUNE 100 companies), for public employee retirement funds in 40 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising approximately 115 separate investment portfolios, have approximately 3.3 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser, during its most recent fiscal year, a percentage of net assets as follows:


                                                FEE AS A PERCENTAGE
                                                  OF AVERAGE NET    FISCAL YEAR
 FUND                                                 ASSETS*          ENDED
 ------------------------------------------------------------------------------
 AllianceBernstein Growth Fund                          .75%          7/31/10
 AllianceBernstein Large Cap Growth Fund                .68%          7/31/10
 AllianceBernstein Small/Mid Cap Growth Fund            .75%          7/31/10
 AllianceBernstein Small Cap Growth Portfolio           .75%          7/31/10
 AllianceBernstein Global Thematic Growth Fund          .74%          7/31/10
 AllianceBernstein Global Growth Fund                   .04%          6/30/10
 AllianceBernstein International Growth Fund            .75%          6/30/10



*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" in the Summary Information at the beginning of the Prospectus for more information about fee waivers.


A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GROWTH FUND are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's large industry focused equity analysts in the United States and abroad.



The following table lists the senior members of the U.S. Growth Portfolio Oversight Group with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                               PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
William D. Baird; since 2006; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated in a
                                        substantially similar capacity as a
                                        portfolio manager since prior to 2005.

Frank V. Caruso; since 2008; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated in a
                                        substantially similar capacity as a
                                        portfolio manager since prior to 2005,
                                        and U.S. Relative Value Team Leader.

Amy P. Raskin; since 2010; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                with which she has been associated in
                                        a substantially similar capacity as a
                                        portfolio manager since prior to 2005.
                                        She is also Director of Research of U.S.
                                        Growth Equities.

Vadim Zlotnikov; since 2008; Senior     Senior Vice President and Chief Market
Vice President of the Adviser           Strategist of the Adviser. Previously, he
                                        was Chief Investment Officer of Growth
                                        Equities and Head of Growth Portfolio
                                        Analytics since January 2008. Prior
                                        thereto, he was the Chief Investment
                                        Strategist for Sanford C. Bernstein's
                                        institutional research unit since prior to
                                        2005.


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND are made by the Adviser's U.S. Large Cap Growth Investment Team. The U.S. Large Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                              PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE             THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------
Joseph R. Elegante; since 2010; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated
                                        since prior to 2005. Mr. Elegante has
                                        been a member of the U.S. Large Cap
                                        Growth Investment Team since 2000.

Jason P. Ley; since 2010; Senior        Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated
                                        since prior to 2005. Mr. Ley has been a
                                        member of the U.S. Large Cap Growth
                                        Investment Team since 2000.

David F. Randell; since 2010; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated
                                        since 2007. Prior to 2007, Mr. Randell
                                        was associated with GTCR Golder
                                        Rauner LLC, a private equity firm since
                                        prior to 2005. Mr. Randell has been a
                                        member of the U.S. Large Cap Growth
                                        Investment Team since 2007.

P. Scott Wallace; since 2006; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated
                                        since prior to 2005. Mr. Wallace has
                                        been a member of the U.S. Large Cap
                                        Growth Investment Team since 2001.


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND are made by the Adviser's Small/Mid Cap Growth Investment Team. The Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the senior members of the Small/Mid Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Bruce K. Aronow; since 2008; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2005.

N. Kumar Kirpalani; since 2008; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser              with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2005.

Samantha S. Lau; since 2008; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                   with which she has been associated in
                                           a substantially similar capacity as a
                                           portfolio manager since prior to 2005.

Wen-Tse Tseng; since 2008; Vice President  Vice President of the Adviser, with
of the Adviser                             which he has been associated since
                                           2006. Prior thereto, he was the
                                           healthcare sector portfolio manager for
                                           the small-cap growth team at William
                                           D. Witter from August 2003 until 2006.
                                           He also worked at Weiss, Peck and
                                           Greer, managing the healthcare sector
                                           with the same team with which he
                                           worked at William D. Witter, from April
                                           2002 to August 2003.



The management of, and investment decisions for, the ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO are made by the Adviser's team of research analysts (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.


The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                        PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE       THE PAST FIVE (5) YEARS
--------------------------------------------------------------------
Bruce K. Aronow; since 2000; Senior            (see above)
Vice President of the Adviser

N. Kumar Kirpalani; since 2004; Senior         (see above)
Vice President of the Adviser

Samantha S. Lau; since 2004; Senior            (see above)
Vice President of the Adviser

Wen-Tse Tseng; since 2006;                     (see above)
Vice President of the Adviser

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND are made by the Adviser's Global Thematic Growth Portfolio Oversight Group, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the persons within the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Joseph G. Carson; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2005,
                                           and Director of Global Economic
                                           Research on Fixed-Income.

Amy P. Raskin; since 2008; Senior Vice     (see above)
President of the Adviser

Catherine D. Wood; since 2008; Senior      Senior Vice President of the Adviser,
Vice President of the Adviser              with which she has been associated in
                                           a substantially similar capacity as a
                                           portfolio manager since prior to 2005.
                                           She is also Chief Investment Officer of
                                           Thematic Portfolios.

Vadim Zlotnikov; since 2008; Senior Vice   (see above)
President of the Adviser


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND are made by the Adviser's Global Growth senior sector analysts, with oversight by the Adviser's Global Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.



The following table lists the senior sector analysts with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
William A. Johnston; since 2009;            Senior Vice President of
Vice President of the Adviser               AllianceBernstein Limited and a Vice
                                            President of the Adviser, with which he
                                            has been associated since prior to
                                            2005.

Steven A. Nussbaum, M.D.; since 2008;       Senior Vice President of the Adviser,
Senior Vice President of the Adviser        with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2005.

David G. Robinson; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2005.

Jane E. Schneirov; since 2002; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a substantially similar capacity as a
                                            portfolio manager since prior to 2005.

Paul J. Vogel; since 2007; Senior           Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2005.

Janet A. Walsh; since 2002; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a substantially similar capacity as a
                                            portfolio manager since prior to 2005.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND are made by the Adviser's International Growth senior sector analysts, with oversight by the Adviser's International Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that respective sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The following table lists the senior members of the International Growth Portfolio Oversight Group with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:



                                               PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------
Gregory D. Eckersley; since 2006; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2005.

Christopher M. Toub; since 2005; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2005.


Additional Information about the Portfolio Managers may be found in the Funds' SAI.

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO
In addition to its support in managing the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND'S assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments--Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which the Adviser is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those of the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND. The Historical Portfolio is not subject to the same types of expenses as the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.


Set forth below is performance data provided by the Adviser relating to the Historical Portfolio for the period since its inception. As of December 31, 2009, the assets in the Historical Portfolio totaled approximately $1.4 billion.


The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.


As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the Morgan Stanley Capital International
(MSCI) World Index. The unmanaged MSCI World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 24 countries.


The investment performance for the periods presented may not be indicative of future rates of return. The methodology used to calculate the Historical Portfolio's performance, as described herein, is different from the methodology established by the Commission. The use of methodology different from that used to calculate performance could result in different performance data.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND.

SCHEDULE OF INVESTMENT PERFORMANCE - HISTORICAL PORTFOLIO*


                                                                    MSCI
                                           HISTORICAL PORTFOLIO WORLD INDEX
                                              TOTAL RETURN**    TOTAL RETURN
   --------------------------------------------------------------------------
   Year Ended December 31:
   2009                                            30.61%           29.99%
   2008                                           -53.12%          -40.71%
   2007                                            12.21%            9.04%
   2006                                            13.80%           20.07%
   2005                                            15.86%            9.49%
   2004                                            12.89%           14.72%
   2003                                            32.95%           33.11%
   2002                                           -18.69%          -19.89%
   2001                                           -14.44%          -16.82%
   2000                                            -0.13%          -13.18%
   1999                                            44.57%           24.93%
   1998                                            26.15%           24.34%
   1997                                             8.67%           15.76%
   1996                                            14.43%           13.48%
   1995                                            42.85%           20.72%
   1994                                             5.43%            5.08%
   1993                                            19.47%           22.50%
   1992                                             9.34%           -5.23%
   Cumulative total return for the period
    October 25, 1991 (inception of the
    Historical Portfolio) to December 31,
    2009                                          351.35%          205.52%***


* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

** Net of all fees charged on the Class AX shares.

***Since inception cumulative return for the Index is from October 31, 1991.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 2009 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


AVERAGE ANNUAL TOTAL RETURNS


                                      HISTORICAL PORTFOLIO+ MSCI WORLD INDEX
   -------------------------------------------------------------------------
   One Year                                   30.61%             29.99%
   Three Years                               -11.76%             -5.63%
   Five Years                                 -1.96%              2.01%
   Ten Years                                  -0.57%             -0.24%
   Since October 25, 1991 (inception
    of the Historical Portfolio)               8.63%              6.34%++


+ Historical Portfolio returns are of the Class AX shares and are net of all fees.

++Since inception average annual total return for the Index is from October 31, 1991.


LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each participant fund account in amounts up to $19 per customer fund account per annum and/ or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the beginning of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.


You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

MSCI AC WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the developed and emerging markets throughout the world.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) Companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). With respect to ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO and ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, this information for all fiscal periods has been audited by Ernst & Young LLP, independent registered public accounting firm. With respect to all other Funds, this information for the most recently completed fiscal year has been audited by Ernst & Young LLP, independent registered public accounting firm and the information for the previous years has been audited by the previous independent registered public accounting firm for these Funds. The reports of each independent accounting firm for all Funds, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                   INCOME FROM INVESTMENT OPERATIONS      LESS DIVIDENDS AND DISTRIBUTIONS
                               --------------------------------------     --------------------------------
                                             NET GAINS OR
                     NET ASSET    NET          LOSSES ON                  DIVIDENDS
                      VALUE,   INVESTMENT  INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME      REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (a)     UNREALIZED)    OPERATIONS     INCOME           GAINS
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH FUND
CLASS A
Year ended 7/31/10    $27.73     $(.09)         $ 3.76         $ 3.67       $0.00            $0.00
Year ended 7/31/09     35.95       .03           (8.25)         (8.22)       0.00             0.00
Year ended 7/31/08     39.45      (.27)          (3.23)         (3.50)       0.00             0.00
Year ended 7/31/07     32.93      (.22)           6.74           6.52        0.00             0.00
Year ended 7/31/06     35.67      (.36)          (2.38)         (2.74)       0.00             0.00

CLASS R
Year ended 7/31/10    $27.67     $(.11)         $ 3.76         $ 3.65       $0.00            $0.00
Year ended 7/31/09     35.87       .04           (8.24)         (8.20)       0.00             0.00
Year ended 7/31/08     39.40      (.32)          (3.21)         (3.53)       0.00             0.00
Year ended 7/31/07     32.95      (.31)           6.76           6.45        0.00             0.00
Year ended 7/31/06     35.69      (.36)          (2.38)         (2.74)       0.00             0.00

CLASS K
Year ended 7/31/10    $28.03     $(.01)         $ 3.79         $ 3.78       $0.00            $0.00
Year ended 7/31/09     36.21       .08           (8.26)         (8.18)       0.00             0.00
Year ended 7/31/08     39.64      (.20)          (3.23)         (3.43)       0.00             0.00
Year ended 7/31/07     33.04      (.14)           6.74           6.60        0.00             0.00
Year ended 7/31/06     35.72      (.23)          (2.45)         (2.68)       0.00             0.00

CLASS I
Year ended 7/31/10    $28.43     $ .03          $ 3.92         $ 3.95       $0.00            $0.00
Year ended 7/31/09     36.61       .34           (8.52)         (8.18)       0.00             0.00
Year ended 7/31/08     39.97      (.08)          (3.28)         (3.36)       0.00             0.00
Year ended 7/31/07     33.18      (.05)           6.84           6.79        0.00             0.00
Year ended 7/31/06     35.76      (.17)          (2.41)         (2.58)       0.00             0.00

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
CLASS A
Year ended 7/31/10    $18.93     $(.04)(f)      $ 2.16         $ 2.12       $0.00            $0.00
Year ended 7/31/09     20.08      (.04)          (1.11)         (1.15)       0.00             0.00
Year ended 7/31/08     21.60      (.13)          (1.39)         (1.52)(h)    0.00             0.00
Year ended 7/31/07     18.56      (.12)           3.16           3.04        0.00             0.00
Year ended 7/31/06     19.15      (.19)           (.40)          (.59)       0.00             0.00

CLASS R
Year ended 7/31/10    $18.84     $(.10)         $ 2.17         $ 2.07       $0.00            $0.00
Year ended 7/31/09     19.99      (.05)          (1.10)         (1.15)       0.00             0.00
Year ended 7/31/08     21.50      (.12)          (1.39)         (1.51)(h)    0.00             0.00
Year ended 7/31/07     18.49      (.15)           3.16           3.01        0.00             0.00
Year ended 7/31/06     19.10      (.15)           (.46)          (.61)       0.00             0.00

CLASS K
Year ended 7/31/10    $19.17     $(.02)         $ 2.19         $ 2.17       $0.00            $0.00
Year ended 7/31/09     20.28      (.00)(i)       (1.11)         (1.11)       0.00             0.00
Year ended 7/31/08     21.77      (.08)          (1.41)         (1.49)(h)    0.00             0.00
Year ended 7/31/07     18.65      (.05)           3.17           3.12        0.00             0.00
Year ended 7/31/06     19.19      (.05)           (.49)          (.54)       0.00             0.00

CLASS I
Year ended 7/31/10    $19.50     $ .05          $ 2.23         $ 2.28       $0.00            $0.00
Year ended 7/31/09     20.56       .06           (1.12)         (1.06)       0.00             0.00
Year ended 7/31/08     21.98       .01           (1.43)         (1.42)(h)    0.00             0.00
Year ended 7/31/07     18.70       .01            3.27           3.28        0.00             0.00
Year ended 7/31/06     19.20      (.03)           (.47)          (.50)       0.00             0.00
----------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 58.

   LESS DISTRIBUTIONS                            RATIOS/SUPPLEMENTAL DATA
------------------------              ---------------------------------------
                                                       RATIO OF      RATIO OF NET
 TOTAL DIVI-  NET ASSET                 NET ASSETS     EXPENSES      INCOME (LOSS)    PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       END OF PERIOD  TO AVERAGE      TO AVERAGE      TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (b)   (000'S OMITTED) NET ASSETS      NET ASSETS        RATE
-----------------------------------------------------------------------------------------------
    $0.00       $31.40      13.23%(c)   $  492,014       1.54%(d)        (.28)%(d)       229%
     0.00        27.73     (22.87)(c)      494,401       1.57             .11            189
     0.00        35.95      (8.87)(c)      728,505       1.37(e)         (.69)           100
     0.00        39.45      19.80          901,431       1.45(e)         (.60)            50
     0.00        32.93      (7.68)         933,449       1.53(d)(e)      (.98)(d)         58

    $0.00       $31.32      13.19%(c)   $    1,122       1.62%(d)        (.37)%(d)       229%
     0.00        27.67     (22.86)(c)        1,001       1.56             .16            189
     0.00        35.87      (8.96)(c)        1,097       1.48            (.81)           100
     0.00        39.40      19.58            2,126       1.60(e)         (.76)            50
     0.00        32.95      (7.68)              11       1.50(d)(e)      (.94)(d)         58

    $0.00       $31.81      13.49%(c)   $    1,387       1.31%(d)        (.04)%(d)       229%
     0.00        28.03     (22.59)(c)        1,258       1.26             .29            189
     0.00        36.21      (8.65)(c)        1,571       1.16            (.54)           100
     0.00        39.64      19.97              582       1.28(e)         (.38)            50
     0.00        33.04      (7.50)             287       1.30(d)(e)      (.72)(d)         58

    $0.00       $32.38      13.89%(c)   $       10        .83%(d)         .32%(d)        229%
     0.00        28.43     (22.34)(c)        2,499        .97            1.37            189
     0.00        36.61      (8.41)(c)           12        .89            (.21)           100
     0.00        39.97      20.47               14        .93(e)         (.12)            50
     0.00        33.18      (7.22)              10       1.02(d)(e)      (.47)(d)         58


    $0.00       $21.05      11.20%(c)   $1,057,042       1.36%(d)(g)     (.20)%(d)(f)    114%
     0.00        18.93      (5.73)(c)      986,194       1.53            (.25)           108
     0.00        20.08      (7.04)(c)    1,041,846       1.48(e)         (.59)            90
     0.00        21.60      16.38        1,105,419       1.45(e)         (.57)            87
     0.00        18.56      (3.08)       1,107,602       1.54(d)         (.92)(d)         68

    $0.00       $20.91      10.99%(c)   $    3,651       1.59%(d)        (.44)%(d)       114%
     0.00        18.84      (5.75)(c)        1,804       1.58            (.30)           108
     0.00        19.99      (7.02)(c)        1,336       1.43            (.55)            90
     0.00        21.50      16.28            1,498       1.57(e)         (.70)            87
     0.00        18.49      (3.19)           1,492       1.55(d)         (.75)(d)         68

    $0.00       $21.34      11.32%(c)   $   41,898       1.27%(d)        (.11)%(d)       114%
     0.00        19.17      (5.47)(c)       38,480       1.27             .02            108
     0.00        20.28      (6.84)(c)       28,191       1.24            (.36)            90
     0.00        21.77      16.73           19,494       1.08(e)         (.25)            87
     0.00        18.65      (2.82)           1,586       1.09(d)         (.27)(d)         68

    $0.00       $21.78      11.69%(c)   $   32,862        .93%(d)         .24%(d)        114%
     0.00        19.50      (5.16)(c)       36,582        .92             .37            108
     0.00        20.56      (6.46)(c)       39,318        .85             .04             90
     0.00        21.98      17.54           84,178        .85(e)          .06             87
     0.00        18.70      (2.61)          10,837        .92(d)         (.18)(d)         68
-----------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS     LESS DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------     -------------------------------
                                            NET GAINS OR
                     NET ASSET    NET         LOSSES ON                  DIVIDENDS
                      VALUE,   INVESTMENT INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME     REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (a)    UNREALIZED)    OPERATIONS     INCOME           GAINS
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
CLASS A
Year ended 7/31/10    $ 3.72     $(.04)        $  .94         $  .90       $0.00            $0.00
Year ended 7/31/09      4.79      (.03)         (1.04)         (1.07)(h)    0.00             0.00
Year ended 7/31/08      6.22      (.05)          (.52)          (.57)(h)    0.00             (.86)
Year ended 7/31/07      5.60      (.05)          1.25           1.20        0.00             (.58)
Year ended 7/31/06      6.45      (.04)          (.22)          (.26)       0.00             (.59)

CLASS R
Year ended 7/31/10    $ 3.67     $(.05)        $  .93         $  .88       $0.00            $0.00
Year ended 7/31/09      4.74      (.04)         (1.03)         (1.07)(h)    0.00             0.00
Year ended 7/31/08      6.18      (.07)          (.51)          (.58)(h)    0.00             (.86)
Year ended 7/31/07      5.58      (.08)          1.26           1.18        0.00             (.58)
Year ended 7/31/06      6.45      (.06)          (.22)          (.28)       0.00             (.59)

CLASS K
Year ended 7/31/10    $ 3.72     $(.04)        $  .94         $  .90       $0.00            $0.00
Year ended 7/31/09      4.79      (.03)         (1.04)         (1.07)(h)    0.00             0.00
Year ended 7/31/08      6.22      (.04)          (.53)          (.57)(h)    0.00             (.86)
Year ended 7/31/07      5.60      (.06)          1.26           1.20        0.00             (.58)
Year ended 7/31/06      6.45      (.05)          (.21)          (.26)       0.00             (.59)

CLASS I
Year ended 7/31/10    $ 3.78     $(.02)        $  .97         $  .95       $0.00            $0.00
Year ended 7/31/09      4.86      (.02)         (1.06)         (1.08)(h)    0.00             0.00
Year ended 7/31/08      6.28      (.03)          (.53)          (.56)(h)    0.00             (.86)
Year ended 7/31/07      5.63      (.03)          1.26           1.23        0.00             (.58)
Year ended 7/31/06      6.46      (.02)          (.22)          (.24)       0.00             (.59)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
CLASS A
Year ended 7/31/10    $21.08     $(.31)        $ 4.59         $ 4.28       $0.00            $0.00
Year ended 7/31/09     26.69      (.24)         (5.37)         (5.61)       0.00             0.00
Year ended 7/31/08     29.55      (.31)         (2.55)         (2.86)(h)    0.00             0.00
Year ended 7/31/07     24.06      (.32)          5.81           5.49        0.00             0.00
Year ended 7/31/06     23.85      (.34)           .55            .21        0.00             0.00

CLASS R
Year ended 7/31/10    $21.04     $(.34)        $ 4.60         $ 4.26       $0.00            $0.00
Year ended 7/31/09     26.66      (.25)         (5.37)         (5.62)       0.00             0.00
Year ended 7/31/08     29.52      (.33)         (2.53)         (2.86)(h)    0.00             0.00
Year ended 7/31/07     24.06      (.35)          5.81           5.46        0.00             0.00
Year ended 7/31/06     23.86      (.16)           .36            .20        0.00             0.00

CLASS K
Year ended 7/31/10    $21.27     $(.26)        $ 4.65         $ 4.39       $0.00            $0.00
Year ended 7/31/09     26.88      (.21)         (5.40)         (5.61)       0.00             0.00
Year ended 7/31/08     29.70      (.26)         (2.56)         (2.82)(h)    0.00             0.00
Year ended 7/31/07     24.15      (.23)          5.78           5.55        0.00             0.00
Year ended 7/31/06     23.89      (.24)           .50            .26        0.00             0.00

CLASS I
Year ended 7/31/10    $21.63     $(.18)        $ 4.73         $ 4.55       $0.00            $0.00
Year ended 7/31/09     27.24      (.15)         (5.46)         (5.61)       0.00             0.00
Year ended 7/31/08     29.98      (.15)         (2.59)         (2.74)(h)    0.00             0.00
Year ended 7/31/07     24.28      (.15)          5.85           5.70        0.00             0.00
Year ended 7/31/06     23.91      (.18)           .55            .37        0.00             0.00
---------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 58.

   LESS DISTRIBUTIONS                           RATIOS/SUPPLEMENTAL DATA
------------------------              ---------------------------------------
                                                       RATIO OF     RATIO OF NET
 TOTAL DIVI-  NET ASSET                 NET ASSETS     EXPENSES     INCOME (LOSS)  PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       END OF PERIOD  TO AVERAGE     TO AVERAGE    TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (b)   (000'S OMITTED) NET ASSETS     NET ASSETS      RATE
--------------------------------------------------------------------------------------------
    $0.00       $ 4.62      24.19%(c)    $347,184        1.33%(d)        (.85)%(d)     92%
     0.00         3.72     (22.34)(c)     320,585        1.38            (.93)        176
     (.86)        4.79     (11.75)(c)     465,189        1.23            (.95)        129
     (.58)        6.22      21.76         614,019        1.20(e)         (.89)         98
     (.59)        5.60      (5.32)        593,870        1.23(d)         (.64)(d)     135

    $0.00       $ 4.55      23.98%(c)    $  2,298        1.64%(d)       (1.16)%(d)     92%
     0.00         3.67     (22.57)(c)       1,960        1.63           (1.18)        176
     (.86)        4.74     (11.99)(c)       2,900        1.46           (1.19)        129
     (.58)        6.18      21.48           3,008        1.51(e)        (1.22)         98
     (.59)        5.58      (5.64)          1,974        1.54(d)        (1.08)(d)     135

    $0.00       $ 4.62      24.19%(c)    $  3,299        1.34%(d)        (.86)%(d)     92%
     0.00         3.72     (22.34)(c)         919        1.30            (.81)        176
     (.86)        4.79     (11.73)(c)         499        1.17            (.73)        129
     (.58)        6.22      21.78             584        1.26(e)         (.96)         98
     (.59)        5.60      (5.32)            298        1.25(d)         (.86)(d)     135

    $0.00       $ 4.73      25.13%(c)    $  5,298         .92%(d)        (.45)%(d)     92%
     0.00         3.78     (22.22)(c)       6,035         .93            (.49)        176
     (.86)        4.86     (11.44)(c)      11,013         .84            (.57)        129
     (.58)        6.28      22.23          11,307         .84(e)         (.54)         98
     (.59)        5.63      (4.97)          9,372         .87(d)         (.25)(d)     135


    $0.00       $25.36      20.30%(c)    $152,958        1.60%(d)       (1.30)%(d)     93%
     0.00        21.08     (21.02)(c)     146,038        1.62           (1.28)        108
     0.00        26.69      (9.68)(c)     205,802        1.58(e)        (1.07)        100
     0.00        29.55      22.82         241,424        1.56(e)        (1.17)         72
     0.00        24.06        .88         217,106        1.68(d)(e)     (1.35)(d)      79

    $0.00       $25.30      20.25%(c)    $  6,845        1.69%(d)       (1.39)%(d)     93%
     0.00        21.04     (21.08)(c)       2,957        1.70           (1.35)        108
     0.00        26.66      (9.69)(c)       2,197        1.64           (1.19)        100
     0.00        29.52      22.69           1,085        1.64(e)        (1.24)         72
     0.00        24.06        .84             428        1.80(d)(e)     (1.28)(d)      79

    $0.00       $25.66      20.64%(c)    $  6,858        1.37%(d)       (1.07)%(d)     93%
     0.00        21.27     (20.87)(c)       5,323        1.44           (1.10)        108
     0.00        26.88      (9.50)(c)       3,199        1.40            (.93)        100
     0.00        29.70      22.98           1,365        1.31(e)         (.88)         72
     0.00        24.15       1.09             479        1.39(d)(e)      (.97)(d)      79

    $0.00       $26.18      21.04%(c)    $187,866        1.04%(d)        (.74)%(d)     93%
     0.00        21.63     (20.59)(c)     159,368        1.12            (.78)        108
     0.00        27.24      (9.14)(c)      79,587        1.01            (.50)        100
     0.00        29.98      23.48          42,441         .95(e)         (.56)         72
     0.00        24.28       1.55          24,644        1.03(d)(e)      (.71)(d)      79
--------------------------------------------------------------------------------------------

                                    INCOME FROM INVESTMENT OPERATIONS       LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------     -------------------------------
                                               NET GAINS OR
                     NET ASSET    NET            LOSSES ON                  DIVIDENDS
                      VALUE,   INVESTMENT    INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME        REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (a)       UNREALIZED)    OPERATIONS     INCOME           GAINS
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
CLASS A
Year ended 7/31/10    $58.61     $ .04            $ 5.83         $ 5.87       $(.81)          $ 0.00
Year ended 7/31/09     64.34      (.11)            (5.64)         (5.73)(j)    0.00             0.00
Year ended 7/31/08     70.75      (.31)            (6.10)         (6.41)(h)    0.00             0.00
Year ended 7/31/07     54.64      (.45)            16.56          16.11        0.00             0.00
Year ended 7/31/06     56.56      (.56)            (1.36)         (1.92)       0.00             0.00

CLASS R
Year ended 7/31/10    $58.46     $ .03            $ 5.78         $ 5.81       $(.81)          $ 0.00
Year ended 7/31/09     64.10      (.04)            (5.62)         (5.64)(j)    0.00             0.00
Year ended 7/31/08     70.52      (.34)            (6.09)         (6.42)(j)    0.00             0.00
Year ended 7/31/07     54.54      (.54)            16.52          15.98        0.00             0.00
Year ended 7/31/06     56.44      (.42)            (1.48)         (1.90)       0.00             0.00

CLASS K
Year ended 7/31/10    $59.49     $ .22            $ 5.90         $ 6.12       $(.81)          $ 0.00
Year ended 7/31/09     65.02       .11             (5.66)         (5.53)(j)    0.00             0.00
Year ended 7/31/08     71.33      (.16)            (6.15)         (6.31)(h)    0.00             0.00
Year ended 7/31/07     54.95      (.13)            16.51          16.38        0.00             0.00
Year ended 7/31/06     56.70      (.36)            (1.39)         (1.75)       0.00             0.00

CLASS I
Year ended 7/31/10    $60.31     $ .44            $ 5.98         $ 6.42       $(.81)          $ 0.00
Year ended 7/31/09     65.67       .34             (5.73)         (5.36)(j)    0.00             0.00
Year ended 7/31/08     71.77       .13             (6.24)         (6.10)(j)    0.00             0.00
Year ended 7/31/07     55.18      (.18)            16.77          16.59        0.00             0.00
Year ended 7/31/06     56.76       .00(i)          (1.58)(k)      (1.58)       0.00             0.00

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
CLASS A
Year ended 6/30/10    $ 8.58     $ .02(f)         $  .74         $  .76       $0.00           $ 0.00
Year ended 6/30/09     15.22       .02(f)          (6.43)         (6.41)       0.00             (.23)
Year ended 6/30/08     18.71       .00(f)(i)       (1.76)         (1.76)       (.03)           (1.70)
Year ended 6/30/07     16.73       .03(f)           2.94           2.97        0.00             (.99)
Year ended 6/30/06     14.47       .03(f)           2.73           2.76(h)     0.00             (.50)

CLASS R
Year ended 6/30/10    $ 8.53     $ .00(f)(i)      $  .73         $  .73       $0.00           $ 0.00
Year ended 6/30/09     15.12       .05(f)          (6.41)         (6.36)       0.00             (.23)
Year ended 6/30/08     18.60      (.03)(f)         (1.75)         (1.78)        .00(i)         (1.70)
Year ended 6/30/07     16.68       .00(f)(i)        2.91           2.91        0.00             (.99)
Year ended 6/30/06     14.44      (.01)(f)          2.75           2.74(h)     0.00             (.50)

CLASS K
Year ended 6/30/10    $ 8.61     $ .02(f)         $  .74         $  .76       $0.00           $ 0.00
Year ended 6/30/09     15.24       .08(f)          (6.48)         (6.40)       0.00             (.23)
Year ended 6/30/08     18.74       .02(f)          (1.78)         (1.76)       (.04)           (1.70)
Year ended 6/30/07     16.74       .12(f)           2.87           2.99        0.00             (.99)
Year ended 6/30/06     14.47       .03(f)           2.74           2.77(h)     0.00             (.50)

CLASS I
Year ended 6/30/10    $ 8.68     $ .05(f)         $  .74         $  .79       $0.00           $ 0.00
Year ended 6/30/09     15.32       .10(f)          (6.51)         (6.41)       0.00             (.23)
Year ended 6/30/08     18.81      (.01)(f)         (1.69)         (1.70)       (.09)           (1.70)
Year ended 6/30/07     16.80       .08(f)           2.96           3.04        (.04)            (.99)
Year ended 6/30/06     14.48       .07(f)           2.75           2.82(h)     0.00             (.50)
------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 58.

   LESS DISTRIBUTIONS                                 RATIOS/SUPPLEMENTAL DATA
------------------------              -------------------------------------------------------
                                                       RATIO OF      RATIO OF NET
 TOTAL DIVI-  NET ASSET                 NET ASSETS,    EXPENSES      INCOME (LOSS)   PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       END OF PERIOD  TO AVERAGE      TO AVERAGE     TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (b)   (000'S OMITTED) NET ASSETS      NET ASSETS       RATE
----------------------------------------------------------------------------------------------
   $ (.81)      $63.67      10.03%(c)    $843,840        1.55%(d)         .07%(d)       193%
     0.00        58.61      (8.91)(c)     834,209        1.70            (.23)          201
     0.00        64.34      (9.06)(c)     938,400        1.46(e)         (.43)          118
     0.00        70.75      29.49         998,217        1.45(e)         (.69)          111
     0.00        54.64      (3.40)        880,239        1.67(d)(e)      (.95)(d)       106

   $ (.81)      $63.46       9.95%(c)    $  5,896        1.62%(d)         .05%(d)       193%
     0.00        58.46      (8.80)(c)       5,192        1.61            (.09)          201
     0.00        64.10      (9.11)(c)       3,904        1.48            (.47)          118
     0.00        70.52      29.30           1,244        1.60(e)         (.84)          111
     0.00        54.54      (3.37)            481        1.59(d)(e)      (.73)(d)       106

   $ (.81)      $64.80      10.30%(c)    $  4,719        1.30%(d)         .35%(d)       193%
     0.00        59.49      (8.50)(c)       4,352        1.31             .23           201
     0.00        65.02      (8.85)(c)       2,440        1.22            (.23)          118
     0.00        71.33      29.81             983        1.22(e)         (.23)          111
     0.00        54.95      (3.09)             10        1.37(d)(e)      (.61)(d)       106

   $ (.81)      $65.92      10.66%(c)    $  5,146         .98%(d)         .64%(d)       193%
     0.00        60.31      (8.16)(c)       2,977        1.01             .71           201
     0.00        65.67      (8.50)(c)         145         .80             .17           118
     0.00        71.77      30.07              13         .98(e)         (.27)          111
     0.00        55.18      (2.78)            282         .94(d)(e)      (.01)(d)       106


   $ 0.00       $ 9.34       8.86%(c)    $  3,511        1.50%(d)(g)      .17%(d)(f)    115%
     (.23)        8.58     (42.06)          3,824        1.50(g)          .16(f)        117
    (1.73)       15.22     (10.79)         54,084        1.49(g)          .00(f)(l)      97
     (.99)       18.71      18.37          58,325        1.50(g)          .14(f)         80
     (.50)       16.73      19.25          50,432        1.50(d)(g)       .18(d)(f)      79

   $ 0.00       $ 9.26       8.56%(c)    $     25        1.70%(d)(g)      .02%(d)(f)    115%
     (.23)        8.53     (42.01)             10        1.70(g)          .51(f)        117
    (1.70)       15.12     (10.94)             13        1.68(g)         (.17)(f)        97
     (.99)       18.60      18.06              12        1.70(g)          .00(f)(l)      80
     (.50)       16.68      19.14               7        1.70(d)(g)      (.04)(d)(f)     79

   $ 0.00       $ 9.37       8.83%(c)    $    439        1.45%(d)(g)      .22%(d)(f)    115%
     (.23)        8.61     (41.93)            606        1.45(g)          .83(f)        117
    (1.74)       15.24     (10.77)            279        1.45(g)          .15(f)         97
     (.99)       18.74      18.49              83        1.45(g)          .70(f)         80
     (.50)       16.74      19.32              12        1.45(d)(g)       .20(d)(f)      79

   $ 0.00       $ 9.47       9.10%(c)    $      7        1.20%(d)(g)      .46%(d)(f)    115%
     (.23)        8.68     (41.78)              6        1.20(g)         1.02(f)        117
    (1.79)       15.32     (10.44)            725        1.20(g)         (.13)(f)        97
    (1.03)       18.81      18.74              13        1.20(g)          .44(f)         80
     (.50)       16.80      19.65              11        1.20(d)(g)       .45(d)(f)      79
----------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS     LESS DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------     -------------------------------
                                            NET GAINS OR
                     NET ASSET    NET         LOSSES ON                  DIVIDENDS
                      VALUE,   INVESTMENT INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME     REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (a)    UNREALIZED)    OPERATIONS     INCOME           GAINS
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
CLASS A
Year ended 6/30/10    $11.48      $.10         $ 1.14         $ 1.24(h)    $(.39)          $ 0.00
Year ended 6/30/09     19.18       .19          (7.59)         (7.40)       (.28)            (.02)
Year ended 6/30/08     20.85       .27           (.53)          (.26)(h)    (.17)           (1.24)
Year ended 6/30/07     16.93       .23           4.56           4.79(h)     (.15)            (.72)
Year ended 6/30/06     13.72       .20           3.22           3.42        (.09)            (.12)

CLASS R
Year ended 6/30/10    $11.39      $.07         $ 1.13         $ 1.20(h)    $(.37)          $ 0.00
Year ended 6/30/09     19.06       .17          (7.57)         (7.40)       (.25)            (.02)
Year ended 6/30/08     20.75       .25           (.55)          (.30)(h)    (.15)           (1.24)
Year ended 6/30/07     16.90       .20           4.52           4.72(h)     (.15)            (.72)
Year ended 6/30/06     13.72       .29           3.09           3.38        (.08)            (.12)

CLASS K
Year ended 6/30/10    $11.45      $.11         $ 1.14         $ 1.25(h)    $(.41)          $ 0.00
Year ended 6/30/09     19.14       .20          (7.59)         (7.39)       (.28)            (.02)
Year ended 6/30/08     20.82       .29           (.54)          (.25)(h)    (.19)           (1.24)
Year ended 6/30/07     16.95       .31           4.47           4.78(h)     (.19)            (.72)
Year ended 6/30/06     13.73       .34           3.09           3.43        (.09)            (.12)

CLASS I
Year ended 6/30/10    $11.55      $.16         $ 1.15         $ 1.31(h)    $(.46)          $ 0.00
Year ended 6/30/09     19.27       .27          (7.64)         (7.37)       (.33)            (.02)
Year ended 6/30/08     20.92       .35           (.52)          (.17)(h)    (.24)           (1.24)
Year ended 6/30/07     16.98       .32           4.54           4.86(h)     (.20)            (.72)
Year ended 6/30/06     13.74       .48           3.01           3.49        (.13)            (.12)
---------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 58.

   LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
------------------------            -------------------------------------
                                                     RATIO OF   RATIO OF NET
 TOTAL DIVI-  NET ASSET               NET ASSETS,    EXPENSES   INCOME (LOSS) PORTFOLIO
  DENDS AND   VALUE, END   TOTAL     END OF PERIOD  TO AVERAGE   TO AVERAGE   TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (b) (000'S OMITTED) NET ASSETS   NET ASSETS     RATE
---------------------------------------------------------------------------------------
   $ (.39)      $12.33      10.39%    $  935,695       1.31%(d)      .73%(d)     121%
     (.30)       11.48     (39.15)     1,106,113       1.34         1.58         103
    (1.41)       19.18      (1.80)     2,128,533       1.23         1.35          90
     (.87)       20.85      29.16      1,630,491       1.27         1.21          68
     (.21)       16.93      25.11        952,036       1.43(d)      1.26(d)       59

   $ (.37)      $12.22      10.17%    $   42,587       1.58%(d)      .51%(d)     121%
     (.27)       11.39     (39.33)        41,265       1.56         1.44         103
    (1.39)       19.06      (2.03)        64,985       1.49         1.24          90
     (.87)       20.75      28.80         29,638       1.56         1.02          68
     (.20)       16.90      24.83          6,969       1.67(d)      1.76(d)       59

   $ (.41)      $12.29      10.51%    $   12,117       1.27%(d)      .84%(d)     121%
     (.30)       11.45     (39.19)        11,486       1.28         1.79         103
    (1.43)       19.14      (1.78)        15,104       1.26         1.45          90
     (.91)       20.82      29.13          8,169       1.26         1.60          68
     (.21)       16.95      25.18            760       1.41(d)      2.05(d)       59

   $ (.46)      $12.40      10.86%    $   28,644        .88%(d)     1.21%(d)     121%
     (.35)       11.55     (38.90)        25,659        .86         2.37         103
    (1.48)       19.27      (1.39)        27,460        .84         1.70          90
     (.92)       20.92      29.59         19,421        .90         1.70          68
     (.25)       16.98      25.61          2,497       1.09(d)      2.81(d)       59
---------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.


(c)Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which, for the years ended July 31, 2010, July 31, 2009 and July 31, 2008, enhanced AllianceBernstein Growth Fund's performance by 0.25%, 0.55% and 0.03%, AllianceBernstein Large Cap Growth Fund's performance by 5.15%, 16.51% and 0.53%, AllianceBernstein Small/Mid Cap Growth Fund's performance by 1.25%, 0.06% and 0.07%, AllianceBernstein Global Thematic Growth Fund's performance by 0.42%, 0.24% and 0.32% and AllianceBernstein Small Cap Growth Portfolio's performance by 0.12%, 0.13% and 0.04% and, for the year ended June 30, 2010, enhanced AllianceBernstein Global Growth Fund's performance by 0.04%.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Amounts do not reflect the impact of expense offset arrangements with the Transfer Agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (g) below, would have been as follows:



                                                    2006  2007  2008  2009 2010
-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH FUND
Class A                                             1.52% 1.42% 1.36%  --   --
Class R                                             1.49% 1.57%    --  --   --
Class K                                             1.29% 1.25%    --  --   --
Class I                                             1.01% 0.90%    --  --   --
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
Class A                                                -- 1.43% 1.47%  --   --
Class R                                                -- 1.55%    --  --   --
Class K                                                -- 1.06%    --  --   --
Class I                                                -- 0.83%    --  --   --
ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
Class A                                                -- 1.19%    --  --   --
Class R                                                -- 1.50%    --  --   --
Class K                                                -- 1.25%    --  --   --
Class I                                                -- 0.83%    --  --   --
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
Class A                                             1.66% 1.53% 1.57%  --   --
Class R                                             1.78% 1.60%    --  --   --
Class K                                             1.38% 1.28%    --  --   --
Class I                                             1.02% 0.92%    --  --   --
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO
Class A                                             1.66% 1.43% 1.45%  --   --
Class R                                             1.58% 1.58%    --  --   --
Class K                                             1.36% 1.20%    --  --   --
Class I                                             0.93% 0.96%    --  --   --



(f)Net of expenses waived and reimbursed by the Adviser.

(g)Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios without giving effect to the expense offset arrangement described in
   (e) above, would have been as follows:



                                         2006  2007  2008  2009  2010
----------------------------------------------------------------------
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
Class A                                     --    --    --    -- 1.47%
Class R                                     --    --    --    --    --
Class K                                     --    --    --    --    --
Class I                                     --    --    --    --    --
ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
Class A                                  1.93% 1.61% 1.52% 1.75% 2.21%
Class R                                  2.41% 1.82% 1.71% 2.24% 2.43%
Class K                                  2.09% 1.59% 1.57% 2.03% 2.12%
Class I                                  1.76% 1.26% 1.83% 1.84% 1.77%



(h)Amount includes contribution from the Adviser of less than $0.005.

(i)Amount is less than $0.005.

(j)For ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, amount includes contribution from Adviser of $.02 for Class A shares, $.02 for Class R shares, $.02 for Class K shares and $.03 for Class I shares for year ended July 31, 2009. For the year ended July 31, 2008, amount includes contribution from the Adviser of $.01 for Class R shares and $.01 for Class I shares.

(k)Due to timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

(l)Amount is less than 0.005%.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------




                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   10,500.00   $  161.70    $10,338.30
   2             10,338.30      516.92   10,855.22      167.17     10,688.05
   3             10,688.05      534.40   11,222.45      172.83     11,049.62
   4             11,049.62      552.48   11,602.10      178.67     11,423.43
   5             11,423.43      571.17   11,994.60      184.72     11,809.88
   6             11,809.88      590.49   12,400.37      190.97     12,209.40
   7             12,209.40      610.47   12,819.87      197.43     12,622.44
   8             12,622.44      631.12   13,253.56      204.10     13,049.46
   9             13,049.46      652.47   13,701.93      211.01     13,490.92
   10            13,490.92      674.55   14,165.47      218.15     13,947.32
   --------------------------------------------------------------------------
   Cumulative                $5,834.07               $1,886.75


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $  131.25    $10,368.75
   2             10,368.75      518.44    10,887.19      160.04     10,727.15
   3             10,727.15      536.36    11,263.51      165.57     11,097.94
   4             11,097.94      554.90    11,652.84      171.30     11,481.54
   5             11,481.54      574.08    12,055.62      177.22     11,878.40
   6             11,878.40      593.92    12,472.32      183.34     12,288.98
   7             12,288.98      614.45    12,903.43      189.68     12,713.75
   8             12,713.75      635.69    13,349.44      196.24     13,153.20
   9             13,153.20      657.66    13,810.86      203.02     13,607.84
   10            13,607.84      680.39    14,288.23      210.01     14,078.19
   ---------------------------------------------------------------------------
   Cumulative                $5,865.89                $1,787.70


ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  144.90    $10,355.10
   2             10,355.10      517.76    10,872.86     150.05     10,722.81
   3             10,722.81      536.14    10,258.95     155.37     11,103.58
   4             11,103.58      555.18    11,658.76     160.89     11,497.87
   5             11,497.87      574.89    12,072.76     166.60     11,906.16
   6             11,906.16      595.31    12,501.47     172.52     12,328.95
   7             12,328.95      616.45    12.945.40     178.65     12,766.75
   8             12,766.75      638.34    13,405.09     184.99     13,220.10
   9             13,220.10      661.01    13,881.11     191.56     13,689.55
   10            13,689.55      684.48    14,374.03     198.36     14,175.67
   --------------------------------------------------------------------------
   Cumulative                $5,879.56               $1,703.89

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $  168.00    $10,332.00
   2             10,332.00      516.60    10,848.60      173.58     10,675.02
   3             10,675.02      533.75    11,208.77      179.34     11,029.43
   4             11,029.43      551.47    11,580.90      185.29     11,395.61
   5             11,395.61      569.78    11,965.39      191.45     11,773.94
   6             11,773.94      588.70    12,362.64      197.80     12,164.84
   7             12,164.84      608.24    12,773.08      204.37     12,568.71
   8             12,568.71      628.44    13,197.15      211.15     12,986.00
   9             12,986.00      649.30    13,635.30      218.16     13,417.14
   10            13,417.14      670.86    14,088.00      225.41     13,862.59
   ---------------------------------------------------------------------------
   Cumulative                $5,817.14                $1,954.55



ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $  162.75    $10,337.25
   2             10,337.25      516.86    10,854.11      168.24     10,685.87
   3             10,685.87      534.29    11,220.16      173.91     11,046.25
   4             11,046.25      552.31    11,598.56      179.78     11,418.78
   5             11,418.78      570.94    11,989.72      185.84     11,803.88
   6             11,803.88      590.19    12,394.07      192.11     12,201.96
   7             12,201.96      610.10    12,812.06      198.59     12,613.47
   8             12,613.47      630.67    13,244.14      205.28     13,038.86
   9             13,038.86      651.94    13,690.80      212.21     13,478.59
   10            13,478.59      673.93    14,152.52      219.36     13,933.16
   ---------------------------------------------------------------------------
   Cumulative                $5,831.23                $1,898.07


ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  157.50    $10,342.50
   2             10,342.50      517.13    10,859.63     240.00     10,619.63
   3             10,619.63      530.98    11,150.61     246.43     10,904.18
   4             10,904.18      545.21    11,449.39     253.03     11,196.36
   5             11,196.36      559.82    11,756.18     259.81     11,496.37
   6             11,496.37      574.82    12,071.19     266.77     11,804.42
   7             11,804.42      590.22    12,394.64     273.92     12,120.72
   8             12,120.72      606.04    12,726.76     281.26     12,445.50
   9             12,445.50      622.28    13,067.78     288.80     12,778.98
   10            12,778.98      638.95    13,417.93     296.54     13,121.39
   --------------------------------------------------------------------------
   Cumulative                $5,685.45               $2,564.06



ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $  137.55    $10,362.45
   2             10,362.45      518.12    10,880.57      142.54     10,738.03
   3             10,738.03      536.90    11,274.93      147.70     11,127.23
   4             11,127.23      556.36    11,683.59      153.06     11,530.53
   5             11,530.53      576.53    12,107.06      158.60     11,948.46
   6             11,948.46      597.42    12,545.88      164.35     12,381.53
   7             12,381.53      619.08    13,000.61      170.31     12,830.30
   8             12,830.30      641.52    13,471.82      176.48     13,295.34
   9             13,295.34      664.77    13,960.11      182.88     13,777.23
   10            13,777.23      688.86    14,466.09      189.51     14,276.58
   ---------------------------------------------------------------------------
   Cumulative                $5,899.56                $1,622.98



* Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus.

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com



Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

          FUND                                           SEC FILE NO.
          -----------------------------------------------------------
          AllianceBernstein Growth Fund                   811-05088
          AllianceBernstein Large Cap Growth Fund         811-06730
          AllianceBernstein Small/Mid Cap Growth Fund     811-00204
          AllianceBernstein Small Cap Growth Portfolio    811-01716
          AllianceBernstein Global Thematic Growth Fund   811-03131
          AllianceBernstein Global Growth Fund            811-21064
          AllianceBernstein International Growth Fund     811-08426

                                                             PRO-RTMT-0101-1110


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